UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2016

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 20, 2016, senior management of Sanchez Energy Corporation (the “Company”) will host an Analyst Day (the “Analyst Day”) in New York City with analysts and investors to discuss the Company’s current operations, future plans and operational outlook. For the benefit of all investors, the slide presentation to be delivered at the Analyst Day is furnished as Exhibit 99.1 to this current report and will be posted along with a webcast of the Analyst Day presentation on the Company’s website, www.sanchezenergycorp.com, under the section entitled “Investors.” A replay of the webcast will also be available under the aforementioned section on the Company’s website until January 27, 2016.

The Analyst Day slide presentation contains, and the Company’s officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in the Analyst Day slide presentation that address activities, events, conditions or developments that the Company expects, estimates, believes or anticipates will or may occur or exist in the future, including, statements related to operations, financial condition or performance, cash flows, benefits of the joint venture with Targa Resources Partners LP (“Targa”), benefits of plant design, the capacity of plants, access to midstream assets, access to end markets, the Company’s strategy and plans, the Company’s view of the market and expected cost efficiencies, benefits of any potential transactions with Sanchez Production Partners LP (“SPP”) or other potential buyer or strategic partner are forward-looking statements. These statements are based on certain assumptions made by the Company based on its management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by the Company’s management. When used in the Analyst Day slide presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “project,” “profile,” “model,” “strategy,” “future” or other similar expressions or their negatives or the statements that include these words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning the Company’s future operating results and returns, the anticipated effects of actual or potential dispositions of assets to SPP or other potential buyer or strategic partner, the Company’s strategy and plans or view of the market, or the Company’s ability to replace or increase reserves, increase production, generate income or cash flows are forward-looking statements. Forward-looking statements are not guarantees of performance. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Important factors that could cause the Company’s actual results to differ materially from the expectations reflected in its forward-looking statements include, among others:

•                  the Company’s ability to successfully execute its business and financial strategies;

•                  the ability of the Company to utilize the services personnel and other assets of Sanchez Oil & Gas Corporation pursuant to existing services agreements;

•                  the Company’s ability to replace the reserves it produces through drilling and property acquisitions;

•                  the ability of the Company to negotiate, execute and deliver definitive transaction documents for any dispositions to SPP or other third party, or to obtain the requisite approvals for the entry into or consummation of any such disposition, including approval of such disposition by the Company’s board of directors or audit committee thereof or by SPP’s general partner’s board of directors or conflicts committee thereof;

•                  the realized benefits of the Company’s various acquisitions and the liabilities assumed in connection with these acquisitions;

•                  the realized benefits of the Company’s joint ventures, including with respect to its joint venture with Targa;

•                  the realized benefits of the Company’s transactions with SPP, including with respect to the Palmetto escalating working interest (“EWI”) sale and divestiture of Western Catarina midstream assets referred to herein;

•                  the extent to which the Company’s drilling plans are successful in economically developing its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future projects;

•                  the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;

•                  the extent to which the Company can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing;

•                  the Company’s ability to successfully execute its hedging strategy and the resulting realized prices therefrom;

•                  competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services;

•                  the Company’s ability to access the credit and capital markets to obtain financing on terms it deems acceptable, if at all, including under its existing credit facility and to otherwise satisfy its capital expenditure requirements;

•                  the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities;

•                  the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities;

•                  the Company’s ability to compete with other companies in the oil and natural gas industry;

•                  the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities;

•                  developments in oil-producing and natural-gas producing countries;

•                  the Company’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties;

•                  unexpected results of litigation filed against the Company;

•                  the extent to which the Company’s crude oil and natural gas properties operated by others are operated successfully and economically;

•                  the use of competing energy sources and the development of alternative energy sources;

•                  the extent to which the Company incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and

•                  the other factors described under ITEM 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any updates to those factors set forth in its subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

In light of these risks, uncertainties and assumptions, the events anticipated by the Company’s forward-looking statements may not occur, and, if any of such events do, the Company may not have correctly anticipated the timing of their occurrence or the extent of their impact on its actual results. Accordingly, you should not place any undue reliance on any of the Company’s forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Please note that hypothetical scenarios regarding the Company’s EWI structure and Divest/Reinvest strategy and similar statements illustrate various possible outcomes of the Company’s different strategies if they are successful. These hypothetical scenarios and illustrations should not be treated as forecasts, projections or financial guidance. The Company cannot assure you that the Company will be able to accomplish any of these goals, metrics or opportunities at any point in the future (if at all), all of which are subject to significant risks and uncertainties.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 (and Exhibit 99.1 hereto) is deemed to be “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01. Regulation FD Disclosure.

The information set forth above under Item 2.02 of this Form 8-K, along with the Analyst Day slide presentation attached hereto as Exhibit 99.1, are each incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 (including Exhibit 99.1 incorporated herein by reference) is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are furnished as an exhibit to this Current Report on Form 8-K:

Exhibits

99.1	Sanchez Energy Corporation 2016 Analyst Day Conference slide presentation, dated January 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: January 20, 2016	By:	/s/ G. Gleeson Van Riet
G. Gleeson Van Riet
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibits

99.1	Sanchez Energy Corporation 2016 Analyst Day Conference slide presentation, dated January 20, 2016.